
     Form 5500-C/R                               RETURN/REPORT OF EMPLOYEE BENEFIT PLAN                         OMD NOS. 1210-0016
                                                   (WITH FEWER THAN 100 PARTICIPANTS)                                    1210-0089
  Department of the Treasury        THIS FORM IS REQUIRED TO BE FILED UNDER SECTIONS 104 AND 4065 OF THE            1996
   Internal Revenue Service         EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974 AND SECTIONS 6039D, 6047(e),
      -----------                        6057(b), AND 6058(a) OF THE INTERNAL REVENUE CODE.                      THIS FORM IS OPEN
   Department of Labor                                                                                           TO PUBLIC
  Pension and Welfare Benefits                                                                                   INSPECTION.
    Administration
      -----------
Pension Benefit Guaranty Corporation                   See separate instructions.
----------------------------------------------------------------------------------------------------------------------------------
FOR THE CALENDAR PLAN YEAR 1996 OR FISCAL PLAN YEAR BEGINNING MARCH 1, 1996, AND ENDING FEBRUARY 28, 1997
----------------------------------------------------------------------------------------------------------------------------------
   If A(1) through A(4), B, C, and/or D do not apply to this year's return/report,        FOR IRS USE ONLY
   leave the boxes unmarked.                                                              EP-ID
                                                                                        ------------------------------------------
   YOU MUST CHECK EITHER BOX A(5) OR A(6), WHICHEVER IS APPLICABLE. SEE INSTRUCTIONS.
A  This return/report is:                                                                (5) FORM 5500-C FILER CHECK HERE....../ /
   (1) / / The first return/report filed for the plan;                                       (Complete only pages 1 and 3 through
   (2) / / an amended return/report;                                                         6.) (Code Section 6039D
   (3) / / the final return/report filed for the plan; or                                    filers see instructions on page 5.)
   (4) / / a short plan year return/report (less than 12 months).                        (6) FORM 5500-R FILER CHECK HERE....../X/
                                                                                             (Complete only pages 1 and 2. Detach
                                                                                             pages 3 through 6 before filing.) If
                                                                                             you checked box (1) or (3), you must
                                                                                             file a Form 5500-C. (See page 6 of
                                                                                             the instructions.)
   IF ANY INFORMATION ON A PREPRINTED PAGE 1 IS INCORRECT, CORRECT IT. IF ANY INFORMATION IS MISSING, ADD IT. PLEASE USE
   RED INK WHEN MAKING THESE CHANGES AND INCLUDE THE PREPRINTED PAGE 1 WITH YOUR COMPLETED RETURN/REPORT.

B  Check here if any information reported in 1a, 2a, 2b, or 5a changed since the last return/report for this plan............../ /
C  If your plan year changed since the last return/report, check here........................................................../ /
D  If you filed for an extension of time to file this return/report, check here and attach a copy of the approved extension..../ /
----------------------------------------------------------------------------------------------------------------------------------
1a Name and address of plan sponsor (employer, if for a single-employer plan)              1b Employer identification number (EIN)
   (Address should include room or suite no.)                                                 84 0910696
                                                                                          ----------------------------------------
                ROCKY MOUNTAIN CHOCOLATE FACTORY, INC.                                     1c Sponsor's telephone number
                265 TURNER DRIVE                                                               (303) 247-4943
                DURANGO, CO 81301-0000                                                    ----------------------------------------
                                                                                           1d Business code (see instructions,
                                                                                              page 17)
                                                                                              2060
                                                                                          ----------------------------------------
                                                                                           1e CUSIP issuer number
                                                                                                N/A
----------------------------------------------------------------------------------------------------------------------------------
2a Name and address of plan administrator (if same as plan sponsor, enter "Same")          2b Administrator's EIN
                                                SAME
                                                                                          ----------------------------------------
                                                                                           2c Administrator's telephone number

----------------------------------------------------------------------------------------------------------------------------------
3  If you are filing this page without the preprinted historical plan information and the name, address, and EIN of the plan sponsor or plan administrator has changed since the last return/report filed for this plan, enter the information from the last return/report on lines 3a and/or 3b and complete line 3c.
 a Sponsor                                                                               EIN              Plan number
          ------------------------------------------------------------------------------    -------------           --------------
 b Administrator                                                                         EIN
                ------------------------------------------------------------------------    --------------------------------------
 c If line 3a indicates a change in the sponsor's name, address, and EIN, is this a change in sponsorship only? (See line 3c on page 8 of the instructions for the definition of sponsorship.) Enter "Yes" or "No."
----------------------------------------------------------------------------------------------------------------------------------

4  ENTITY CODE. (If not shown, enter applicable code from page 8 of the instructions.)   A
----------------------------------------------------------------------------------------------------------------------------------
5a Name of plan    ROCKY MOUNTAIN CHOCOLATE                                              5b Effective date of plan (mo., day, yr.)
                -----------------------------------------------------------------------
                   FACTORY, INC. 401(K) PLAN                                                      June 1, 1994
---------------------------------------------------------------------------------------  -----------------------------------------
                                                                                         5c Three-digit
---------------------------------------------------------------------------------------
   ALL FILERS MUST COMPLETE 6a THROUGH 6d, AS APPLICABLE.                                   plan number    0 0 1
                                                                                         -----------------------------------------
6a / / Welfare benefit plan    6b /x/ Pension benefit plan                               2
                                                                                         -----------------------------------------
   (If the correct codes are not preprinted below, enter the applicable codes from
   page 8 of the instructions in the boxes.)                                             -----------------------------------------

6c Pension plan features. (If the correct codes are not preprinted below, enter the
                                                                                         -----------------------------------------
   applicable pension plan feature codes from page 8 of the instructions in the boxes.)  C   G
                                                                                         -----------------------------------------



6d / / Fringe benefit plan. Attach Schedule F (Form 5500). See instructions.
----------------------------------------------------------------------------------------------------------------------------------
CAUTION: A PENALTY FOR THE LATE OR INCOMPLETE FILING OF THIS RETURN/REPORT WILL BE ASSESSED UNLESS REASONABLE CAUSE IS
         ESTABLISHED.
----------------------------------------------------------------------------------------------------------------------------------

Under penalties of perjury and other penalties set forth in the instructions, I declare that I have examined this return/report, including accompanying schedules and statements, and to the best of my knowledge and belief, it is true, correct, and complete.

Signature of employer/plan sponsor                                                              Date
                                  --------------------------------------------------------------    ------------------------------
Type or print name of individual signing above
                                              ------------------------------------------------------------------------------------
Signature of plan administrator                                                                 Date
                               -----------------------------------------------------------------    ------------------------------
Type or print name of individual signing above
----------------------------------------------------------------------------------------------------------------------------------
FOR PAPERWORK REDUCTION ACT NOTICE, SEE PAGE 1 OF THE INSTRUCTIONS.                   Cat. No. 10957K         Form 5500-C/R (1996)


Form 5500-C/R(1996) FORM 5500-R FILERS, COMPLETE PAGES 1 AND 2 ONLY.     PAGE 2
FORM 5500-C FILERS, COMPLETE PAGE 1, SKIP PAGE 2, AND COMPLETE PAGE 3 THROUGH 6.
--------------------------------------------------------------------------------

6 e Check investment arrangement(s): (1) / / Master trust (2)/ / Common/Collective trust (3) /X/ Pooled separate account YES    NO
----------------------------------------------------------------------------------------------------------------------------------
7 a Total participants: (1) At the beginning of plan year >         98  (2) At the end of plan year >    108
                                                            ----------                                -------
  b Enter the number of participants with account balances at the end of the plan year (defined benefit plans do not complete
this item)   73
          -----
  c (1) Were any participants in the pension benefit plan separated from service with a deferred vested benefit for which a
Schedule SSA (Form 5500) is required to be attached? (See instructions.)...........................................7c(1)         X
    (2) If "Yes," enter the number of separated participants required to be reported >
----------------------------------------------------------------------------------------------------------------------------------
8 a Was this plan terminated during this plan year or any prior plan year? If "Yes," enter the year >               8a           X
  b Were all the plan assets either distributed to participants or beneficiaries, transferred to another
    plan, or brought under the control of PBGC?                                                                     8b           X
  c If line 8a is "Yes" and the plan is covered by PBGC, is the plan continuing to file PBGC Form 1 and pay premiums until the end of the plan year in which assets are distributed or brought under the control of
    PBGC? ......................................................................................................... 8c
----------------------------------------------------------------------------------------------------------------------------------
9   Is this a plan established or maintained pursuant to one or more collective bargaining agreements?.............. 9           X
----------------------------------------------------------------------------------------------------------------------------------
10  If any benefits are provided by an insurance company, insurance service, or similar organization, enter the
    number of Schedules A (Form 5500), Insurance Information, that are attached. If none, enter -0-. >      1
----------------------------------------------------------------------------------------------------------------------------------
11 a (1) Were any plan amendments adopted during this plan year?..................................................11a(1)         X
     (2) Enter the date the most recent amendment was adopted >       Month 05  Day 27  Year  94
                                                                           ----    ----      ----
   b If line 11a is "Yes," did any amendment result in a retroactive reduction of accrued benefits for any participant?.................................................................................................11b
   c If line 11a is "Yes," did any amendment change the information contained in the latest summary plan description or summary description of modifications available at the time of the amendment?..................11c
   d If line 11c is "Yes," has a summary plan description or summary description of modifications that reflects the plan amendments referred to on line 11c been both furnished to participants and filed with the Department of Labor?....................................................................................................11d
----------------------------------------------------------------------------------------------------------------------------------
12 a If this is a pension benefit plan subject to the minimum funding standards, has the plan experienced a
     funding deficiency for this plan year? (See instructions.)...................................................12a            X
   b If line 12a is "Yes," have you filed form 5330 to pay the exercise tax?......................................12b
   c Is the plan administrator making an election under section 412(c)(8) for an amendment adopted after the
     end of the plan year? (See instructions.)....................................................................12c            X
   d If a change in the actuarial funding method was made for the plan year pursuant to a Revenue Procedure providing automatic approval for the change, indicate whether the plan sponsor/administrator agrees to the change................................................................................................12d
----------------------------------------------------------------------------------------------------------------------------------
13 a Total plan assets as of the beginning   198,682  and end     287,770 of the plan year
                                          ----------             --------
   b Total liabilities as of the beginning         0  and end          0  of the plan year
                                          ----------             --------
   c Net  assets  as of the beginning        198,682  and end >   287,770 of the plan year
                                          ----------             --------
----------------------------------------------------------------------------------------------------------------------------------
14 For this plan year, enter: a Plan income     102,292                        d Plan contributions     137,473
                                            -----------                                              -----------
                              b Expenses         13,204                        e Total benefits paid     13,193
                                            -----------                                              -----------
                              c Net income (loss)(subtract 14b from 14a)  89,088
                                                                        --------
----------------------------------------------------------------------------------------------------------------------------------
15 You may NOT use N/A in response to lines 15a through 15o. If you check "Yes," you must enter a       YES   NO        AMOUNT
   dollar amount in the amount column. DURING THIS PLAN YEAR:
  a Was this plan covered by a fidelity bond?.....................................................15a    X             50,000
  b If line 15a is "Yes," enter the name of the surety company >  HARTFORD FIRE INSURANCE CO.
  c Was there any loss to the plan, whether or not reimbursed, caused by fraud or dishonesty?.....15c         X
  d Was there any sale, exchange, or lease of any property between the plan and the employer, any fiduciary, any of the five most highly paid employees of the employer, any owner of
    a 10% or more interest in the employer, or relatives of any such persons?.....................15d         X
  e Was there any loan or extension of credit by the plan to the employer, any fiduciary, any of the five most highly paid employees of the employer, any owner of a 10% or more interest
    in the employer, or relatives of any such persons?............................................15e         X
  f Did the plan acquire or hold any employer security or employer real property?.................15f         X
  g Has the plan granted an extension on any delinquent loan owed to the plan?...................15g         X
  h Were any participant contributions transmitted to the plan more than 31 days after receipt
    or withholding by the employer?...............................................................15h         X
  i Were any loans by the plan or fixed income obligations due the plan classified as
    uncollectible or in default as of the close of the plan year?.................................15i         X
  j Has any plan fiduciary had a financial interest in excess of 10% in any party providing
    services to the plan or received anything of value from any such party?.......................15j         X
  k Did the plan at any time hold 20% or more of its assets in any single security, debt,
    mortgage, parcel of real estate, or partnership/joint venture interests?......................15k    X             76,997
  l Did the plan at any time engage in any transaction or series of related transactions
    involving 20% or more of the current value of plan assets?....................................15l    X             77,087
  m Were there any noncash contributions made to the plan the value of which was set without
    an appraisal by an independent third party?...................................................15m         X
  n Were there any purchases of nonpublicly traded securities by the plan the value of which
    was set without an appraisal by an independent third party?...................................15n         X
  o Has the plan reduced or failed to provide any benefit when due under the plan because
    of insufficient assets?.......................................................................15o         X
----------------------------------------------------------------------------------------------------------------------------------
16 a Is the plan covered under the Pension Benefit Guaranty Corporation termination insurance
     program?                                                                              / / Yes  / /  No / / Not determined

   b If line 16a is "Yes" or "Not determined," enter the employer identification number and the plan number used to identify it.
     Employer identification number >                           Plan number >
----------------------------------------------------------------------------------------------------------------------------------

[LOGO]                       12/31/96 FUND STATEMENT

                                                        POOLED SEPARATE ACCOUNT-
                                                        MONEY MARKET

                                 BALANCE SHEET

-------------------------------------------------------------------------
                                     ASSETS

Bonds                                                      $1,157,636,689
Bank Deposits                                                   2,722,936
Receivable From Principal Mutual Life
  Insurance Co.                                                47,894,506
                                                           --------------

Total Assets                                               $1,208,254,131
                                                           --------------
                                                           --------------

                             LIABILITIES & SURPLUS

Unallocated Reserves                                       $1,205,625,266
Remitted & Items Not Allocated                                  2,628,865
                                                           --------------

Total Liabilities                                           1,208,254,131

Surplus                                                                 0
                                                           --------------

Total Liabilities and Surplus                              $1,208,254,131
                                                           --------------
                                                           --------------


                             SUMMARY OF OPERATIONS

-------------------------------------------------------------------------
                                    RECEIPTS

Deposits and Net Transfers                                 $  386,878,049
Interest Income                                                59,058,382
                                                           --------------

Total Receipts                                             $  445,936,431


                                  DISBURSEMENTS

Benefit Payments                                           $  174,892,793
Funds Withdrawn                                               166,925,829
Investment Management, Mortality, and
  Administration Charges                                        8,003,079
Investment Expenses                                               862,874
                                                           --------------

Total Disbursements                                           350,684,575
                                                           --------------

Increase in Reserves                                       $   95,251,856
                                                           --------------
                                                           --------------


[LOGO]                       12/31/96 FUND STATEMENT

                                                        POOLED SEPARATE ACCOUNT-
                                                        GOVERNMENT SECURITIES

                                 BALANCE SHEET

-------------------------------------------------------------------------
                                     ASSETS

Bonds                                                      $  196,903,413
Bank Deposits                                                         789
Adjustment to Investments to Reflect Market Value                 544,173
Investment Income Due & Accrued                                 1,097,233
Receivable From Principal Mutual Life
  Insurance Co.                                                 3,242,084
Remitted & Items Not Allocated                                        153
                                                           --------------

Total Assets                                               $  201,787,845
                                                           --------------
                                                           --------------

                             LIABILITIES & SURPLUS

Unallocated Reserves                                       $  198,831,244
Payable For Investments Purchased                               2,956,601
                                                           --------------

Total Liabilities                                             201,787,845

Surplus                                                                 0
                                                           --------------

Total Liabilities and Surplus                              $  201,787,845
                                                           --------------
                                                           --------------


                             SUMMARY OF OPERATIONS

-------------------------------------------------------------------------
                                    RECEIPTS

Deposits and Net Transfers                                 $   72,190,961
Gross Investment Income:
  Interest Income                      11,770,045
  Change In:
    Investment Income
      Earned But Not Collected            341,940
    Accrued Interest Receivable          (257,385)             11,854,600
                                       ----------
Change in Net Unrealized
  Appreciation/Depreciation of
   Investments                                                 (4,048,223)
Realized Capital Gain                                             374,733
                                                           --------------

Total Receipts                                             $   80,372,071


                                  DISBURSEMENTS

Funds Withdrawn                                            $   13,176,335
Benefit Payments                                               10,136,799
Investment Management, Mortality, and
  Administration Charges                                        1,179,221
Investment Expenses                                               133,628
                                                           --------------

Total Disbursements                                            24,625,983
                                                           --------------

Increase in Reserves                                       $   55,745,500
Contributed Surplus                                                   588
                                                           --------------

                                                           $   55,746,088
                                                           --------------
                                                           --------------

[LOGO]                       12/31/96 FUND STATEMENT

                                                        POOLED SEPARATE ACCOUNT-
                                                        BOND EMPHASIS BALANCED

                                 BALANCE SHEET

-------------------------------------------------------------------------
                                     ASSETS

Investment in Principal Mutual Life
Insurance Company Separate Account:
  Bond and Mortgage                                        $   65,476,329
  Government Securities                                        44,301,931
  U.S. Stock                                                   24,141,652
  International Stock                                          17,489,272
  Real Estate                                                  18,135,887
  Large Company Value                                           1,110,664
  Small Company Value                                             246,849
  Large Company Growth                                            740,415
  Small Company Growth                                            123,411
Remitted and Items Not Allocated                                4,444,006
Adjustment to Investments to Reflect Market Value              21,396,753
                                                           --------------

Total Assets                                               $  197,607,169
                                                           --------------
                                                           --------------

                             LIABILITIES & SURPLUS

Unallocated Reserves                                       $  197,607,169
                                                           --------------

Total Liabilities                                             197,607,169

Surplus                                                                 0
                                                           --------------

Total Liabilities and Surplus                              $  197,607,169
                                                           --------------
                                                           --------------


                             SUMMARY OF OPERATIONS

-------------------------------------------------------------------------
                                    RECEIPTS

Deposits and Net Transfers                                 $   65,818,615
Change in Net Unrealized
  Appreciation/Depreciation of
   Investments                                                  7,205,810
Realized Capital Gain                                           9,361,046
                                                           --------------

Total Receipts                                             $   82,385,471
                                                           --------------
                                                           --------------


                                  DISBURSEMENTS

Funds Withdrawn                                            $   24,523,164
Benefit Payments                                               10,722,706
Investment Management, Mortality, and
  Administration Charges                                          320,034
                                                           --------------

Total Disbursements                                            35,565,904
                                                           --------------

Increase in Reserves                                       $   46,819,567
                                                           --------------
                                                           --------------


[LOGO]                      12/31/96 FUND STATEMENT

                                                      POOLED SEPARATE ACCOUNT-
                                                      STOCK EMPHASIS BALANCED

                                 BALANCE SHEET
--------------------------------------------------------------------------------
                                     ASSETS

    Investment in Principal Mutual Life
    Insurance Company Separate Account:
      Bond and Mortgage                              $ 68,701,241
      Government Securities                            39,887,632
      U.S. Stock                                      159,984,815
      International Stock                              61,237,702
      Real Estate                                      60,726,163
      Large Company Value                               3,427,828
      Small Company Value                                 791,180
      Large Company Growth                              2,241,170
      Small Company Growth                                263,690
    Remitted and Items Not Allocated                   11,380,208
    Adjustments to Investments to Reflect
      Market Value                                     22,886,684
                                                     ------------
    Total Assets                                     $431,528,313
                                                     ------------
                                                     ------------


                             LIABILITIES & SURPLUS

    Unallocated Reserves                             $431,528,313
                                                     ------------
    Total Liabilities                                 431,528,313

    Surplus                                                     0
                                                     ------------


    Total Liabilities & Surplus                      $431,528,313
                                                     ------------
                                                     ------------


                             SUMMARY OF OPERATIONS
-------------------------------------------------------------------------------
                                   RECEIPTS

    Deposits and Net Transfers                       $154,974,610
    Change in Net Unrealized
      Appreciation/Depreciation of
      Investments                                      (6,588,723)
    Realized Capital Gain                              58,270,814
                                                     ------------

    Total Reciepts                                   $206,656,701


                                 DISBURSEMENTS

    Funds Withdrawn                                  $ 17,432,293
    Benefit Payments                                   20,656,000
    Investment Management, Mortality,
      and Administration Charges                          693,802
                                                     ------------
    Total Disbursements                                38,782,095
                                                     ------------

    Increase in Reserves                             $167,874,606
                                                     ------------
                                                     ------------

Principal Mutual Life Insurance Company, Des Moines, Iowa 50392-0001.

[LOGO]                      12/31/96 FUND STATEMENT

                                                      POOLED SEPARATE ACCOUNT-
                                                      STOCK INDEX 500

                                 BALANCE SHEET
--------------------------------------------------------------------------------
                                     ASSETS

    Bonds                                           $   24,906,211
    Common Stock                                       936,737,449
    Bank Deposits                                           55,076
    Adjustment to Investments
      to Reflect Market Value                          382,979,288
    Investment Income Due & Accrued                      2,246,871
    Receivable From Principal Mutual
      Life Insurance Co.                                 3,782,141
                                                    --------------
                                                    $1,350,707,036
                                                    --------------
                                                    --------------

                                   LIABILITIES

    Unallocated Reserves                            $1,325,794,256
    Remitted & Items Not Allocated                             824
    Payable for Investments Purchased                   24,911,956
                                                    --------------

    Total Liabilities                                1,350,707,036

    Surplus                                                      0
                                                    --------------

    Total Liabilities & Surplus                     $1,350,707,036
                                                    --------------
                                                    --------------


                             SUMMARY OF OPERATIONS
-------------------------------------------------------------------------------
                                   RECEIPTS

    Deposits and Net Transfers                      $  397,820,438
    Gross Investment Income:
      Dividend Income               22,551,121
      Interest Income                  152,983
      Charge in Investment Income
        Earned But Not Collected       876,502          23,580,606
                                    ----------
    Change in Net Unrealized
      Appreciation/Depreciation of
      Investments                                      183,764,903
    Realized Capital Gain                               11,584,688
                                                    --------------

    Total Receipts                                  $  616,750,635

                                 DISBURSEMENTS

    Benefit Payments                                $   64,560,629
    Funds Withdrawn                                     56,963,996
    Investment Management, Mortality,
      and Administration Charges                         5,494,123
    Investment Expenses                                    843,076
                                                    --------------

    Total Disbursements                                127,861,824
                                                    --------------

    Increase in Reserves                               488,274,450
    Contributed Surplus                                    614,361
                                                    --------------

                                                    $  488,888,811
                                                    --------------
                                                    --------------

Principal Mutual Life Insurance Company, Des Moines, Iowa 50392-0001.

[LOGO]                      12/31/96 FUND STATEMENT

                                                      POOLED SEPARATE ACCOUNT-
                                                      U.S. STOCK

                                 BALANCE SHEET
--------------------------------------------------------------------------------
                                     ASSETS

    Bonds                                           $   97,804,829
    Common Stock                                     5,842,967,334
    Bank Deposits                                           57,822
    Adjustment to Investments
      to Reflect Market Value                        1,109,052,797
    Investment Income Due & Accrued                     12,663,762
    Receivable From Principal Mutual Life
      Insurance Co.                                     81,874,989
    Remitted & Items Not Allocated                      29,221,499
                                                    --------------

    Total Assets                                    $7,173,643,032
                                                    --------------
                                                    --------------

                             LIABILITIES & SURPLUS

    Allocated Annuities Reserve                     $  100,268,907
    Unallocated Reserves                             7,007,191,337
    Payable for Investments Purchased                   66,182,788
                                                    --------------

    Total Liabilities                                7,173,643,032

    Surplus                                                      0
                                                    --------------

    Total Liabilities & Surplus                     $7,173,643,032
                                                    --------------
                                                    --------------


                             SUMMARY OF OPERATIONS
-------------------------------------------------------------------------------
                                   RECEIPTS

    Deposits and Net Transfers                      $  690,456,067
    Gross Investment Income:
      Dividend Income               140,608,715
      Interest Income                 4,299,495
      Investment Fee Income               2,379
      Change in Investment Income
        Earned But Not Collected      4,377,248        149,287,837
                                    -----------
    Change in Net Unrealized
      Appreciation/Depreciation of
      Investments                                      (64,082,654)
    Realized Capital Gain                            1,318,852,405
                                                    --------------

    Total Receipts                                  $2,094,513,655

                                  DISBURSEMENTS

    Funds Withdrawn                                 $  459,957,577
    Benefit Payments                                   294,378,717
    Annuity Payments                                    20,670,246
    Investment Management, Mortality,
      and Administration Charges                        36,723,947
    Investment Expenses                                  5,066,705
                                                    --------------

    Total Disbursements                                816,797,192
                                                    --------------

    Increase in Reserves                            $1,277,716,463
                                                    --------------
                                                    --------------

Principal Mutual Life Insurance Company, Des Moines, Iowa 50392-0001.

                         12/31/96 FUND STATEMENT

[LOGO OF THE PRINCIAL FINANCIAL GROUP]              POOLED SEPARATE ACCOUNT-
                                                    MEDIUM COMPANY VALUE

                              BALANCE SHEET


                                  ASSETS

    Bonds                                               $  7,698,610
    Common Stock                                         441,975,904
    Bank Deposits                                             73,584
    Adjustment to Investments
      to Reflect Market Value                             36,400,920
    Investment Income Due & Accrued                        1,383,397
    Receivable From Principal Mutual
      Life Insurance Co.                                   8,257,874
    Remitted & Items Not Allocated                         1,210,355
                                                        ------------
    Total Assets                                        $497,000,644
                                                        ------------
                                                        ------------


                            LIABILITIES & SURPLUS

    Unallocated Reserves                                $493,482,774
    Payable for Investments Purchased                      3,517,870
                                                        ------------
    Total Liabilities                                    497,000,644

    Surplus                                                        0
                                                        ------------

    Total Liabilities & Surplus                         $497,000,644
                                                        ------------
                                                        ------------


                            SUMMARY OF OPERATIONS

                                  RECEIPTS

    Deposits and Net Transfers                                 $205,630,242
    Gross Investment Income:
      Dividend Income                           14,752,299
      Interest Income                              519,369
      Change in Investment Income
        Earned But Not Collected                   978,807       16,250,475
                                              ------------
    Change in Net Unrealized
      Appreciation/Depreciation of
      Investments                                                14,132,133
    Realized Capital Gain                                        29,611,230
                                                               ------------
    Total Receipts                                             $265,624,080
                                                               ------------
                                                               ------------



                                  DISBURSEMENTS

    Benefit Payments                                    $ 17,708,077
    Funds Withdrawn                                       12,382,760
    Investment Management, Mortality,
      and Administration Charges                           2,541,384
    Investment Expenses                                      303,448
                                                        ------------
    Total Disbursements                                   32,935,669
                                                        ------------
    Increase in Reserves                                $232,688,411
                                                        ------------
                                                        ------------


Principal Mutual Life Insurance Company, Des Moines, Iowa 50392-0001

                         12/31/96 FUND STATEMENT

[LOGO OF THE PRINCIAL FINANCIAL GROUP]              POOLED SEPARATE ACCOUNT-
                                                    MEDIUM COMPANY BLEND

                              BALANCE SHEET


                                  ASSETS

    Bonds                                               $ 18,434,058
    Preferred Stock                                           81,400
    Common Stock                                         404,112,973
    Bank Deposits                                             58,359
    Adjustment to Investments
      to Reflect Market Value                            109,814,810
    Investment Income Due & Accrued                          856,480
    Receivable From Principal Mutual
      Life Insurance Co.                                  11,329,069
                                                        ------------
    Total Assets                                        $544,687,149
                                                        ------------
                                                        ------------


                            LIABILITIES & SURPLUS

    Unallocated Reserves                                $544,687,149
                                                        ------------
    Total Liabilities                                    544,687,149

    Surplus                                                        0
                                                        ------------

    Total Liabilities & Surplus                         $544,687,149
                                                        ------------
                                                        ------------


                            SUMMARY OF OPERATIONS

                                  RECEIPTS

    Deposits and Net Transfers                                      $203,981,012
    Gross Investment Income:
      Dividend Income                                    6,681,024
      Interest Income                                      737,184
      Change in Investment Income
        Earned But Not Collected                           352,957     7,771,165
                                                        ----------
    Change in Net Unrealized
      Appreciation/Depreciation of
      Investments                                                     63,894,046
    Realized Capital Gain                                              1,929,059
                                                                    ------------
    Total Receipts                                                  $277,575,282
                                                                    ------------
                                                                    ------------



                                  DISBURSEMENTS

    Benefit Payments                                    $ 22,729,456
    Funds Withdrawn                                       17,195,973
    Investment Management, Mortality,
      and Administration Charges                           2,987,872
    Investment Expenses                                      340,237
                                                        ------------
    Total Disbursements                                   43,253,538
                                                        ------------
    Increase in Reserves                                $234,321,744
                                                        ------------
                                                        ------------


Principal Mutual Life Insurance Company, Des Moines, Iowa 50392-0001

                         12/31/96 FUND STATEMENT

[LOGO OF THE PRINCIAL FINANCIAL GROUP]              POOLED SEPARATE ACCOUNT-
                                                    SMALL COMPANY BLEND

                              BALANCE SHEET


                                  ASSETS

    Bonds                                               $   44,201,240
    Common Stock                                           824,124,196
    Bank Deposits                                            1,753,840
    Adjustment to Investments
      to Reflect Market Value                              117,226,995
    Investment Income Due & Accrued                            321,114
    Receivable for Investments Sold                          2,031,061
    Receivable From Principal Mutual
      Life Insurance Co.                                    35,762,079
                                                        --------------
    Total Assets                                        $1,025,420,525
                                                        --------------
                                                        --------------


                            LIABILITIES & SURPLUS

    Unallocated Reserves                                $1,022,696,239
    Remitted & Items Not Allocated                           2,724,286
                                                        --------------
    Total Liabilities                                    1,025,420,525

    Surplus                                                          0
                                                        --------------

    Total Liabilities & Surplus                         $1,025,420,525
                                                        --------------
                                                        --------------


                            SUMMARY OF OPERATIONS

                                  RECEIPTS

    Deposits and Net Transfers                                      $453,859,262
    Gross Investment Income:
      Dividend Income                                    4,467,215
      Interest Income                                    1,609,242
      Change in Investment Income
        Earned But Not Collected                            40,326     6,116,783
                                                        ----------
    Change in Net Unrealized
      Appreciation/Depreciation of
      Investments                                                     60,600,980
    Realized Capital Gain                                             53,745,061
                                                                    ------------
    Total Receipts                                                  $574,322,086
                                                                    ------------
                                                                    ------------



                                  DISBURSEMENTS

    Benefit Payments                                    $ 39,126,957
    Funds Withdrawn                                       29,664,424
    Investment Management, Mortality,
      and Administration Charges                           5,322,260
    Investment Expenses                                      611,137
                                                        ------------
    Total Disbursements                                   74,724,778
                                                        ------------
    Increase in Reserves                                $499,597,308
                                                        ------------
                                                        ------------


Principal Mutual Life Insurance Company, Des Moines, Iowa 50392-0001

                                 SCHEDULE A
                                 (FORM 5500)
                         Department of the Treasury
                          Internal Revenue Service
                             -------------------
                             Department of Labor
                Pension and Welfare Benefits Administration
                             -------------------
                   Pension Benefit Guaranty Corporation



                           INSURANCE INFORMATION
       This schedule is required to be filed under section 104 of the
              Employee Retirement Income Security Act of 1974.
              - FILE AS AN ATTACHMENT OF FORM 5500 OR 5500-C/R.
       - Insurance companies are required to provide this information as per ERISA section 103(a)(2).


                             OMB No. 1210-0016
--------------------------------------------------------------------------------
                                    1996
--------------------------------------------------------------------------------
                                 THIS FORM IS
                                OPEN TO PUBLIC
                                 INSPECTION
--------------------------------------------------------------------------------
For calendar year 1996 or fiscal plan year beginning March 1, 1996, and ending February 28, 1997.
--------------------------------------------------------------------------------
- PART I MUST BE COMPLETED FOR ALL PLANS REQUIRED TO FILE THIS SCHEDULE.
- PART II MUST BE COMPLETED FOR ALL INSURED PENSION PLANS.
- PART III MUST BE COMPLETED FOR ALL INSURED WELFARE PLANS.
- ENTER MASTER TRUST OR 103-12 IE NAME IN PLACE OF "SPONSOR" AND SPECIFY INVESTMENT ACCOUNT OR 103-12 IE IN PLACE OF "PLAN" IF FILING WITH DOL FOR A MASTER TRUST OR 103-12 IE.
--------------------------------------------------------------------------------
Name of plan sponsor as shown on line 1a of Form 5500 or 5500-C/R
ROCKY MOUNTAIN CHOCOLATE FACTORY, INC.
--------------------------------------------------------------------------------
Employer identification number
84  0910696
--------------------------------------------------------------------------------
Name of plan ROCKY MOUNTAIN CHOCOLATE
             FACTORY, INC. 401(K) PLAN
--------------------------------------------------------------------------------
Three-digit
plan number -
--------------------------------------------------------------------------------
0 0 1
--------------------------------------------------------------------------------
PART I  SUMMARY OF ALL INSURANCE CONTRACTS INCLUDED IN PARTS II AND III
        Group all contracts in the same manner as in Parts II and III.
--------------------------------------------------------------------------------
1 Check appropriate box:  a / / Welfare plan
                          b /X/ Pension Plan
                          c / / Combination pension and welfare plan

-----------------------------------------------------------------------------------------------------------------------------------
2 Coverage: (a) Name of insurance carrier              (b) Contract           (c) Approximate number        Policy or contract year
                                                      or identification     of persons covered at and       -----------------------
                                                           number           of policy or contract year      (d) From        (e) To
-----------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL MUTUAL LIFE INSURANCE CO                        4-12731                                108        03/01/96        2/28/97

-----------------------------------------------------------------------------------------------------------------------------------
3 Insurance fees and commissions paid to agents and brokers:                                             (d) Fees paid
  (a) Contract or      (b) Name and address of the agents or brokers to        (c) Amount of      ---------------------------------
Identification number       whom commissions or fees were paid                 commissions paid   Amount              Purpose
-----------------------------------------------------------------------------------------------------------------------------------
4-12731                JOHNSON & HIGGINS OF COLORA                              1,800                 25       - PRORATED INCENTIVE
                       1225 17TH ST STE 2100                                                                     AMOUNT NOT CHARGED
                       DENVER CO 80202-5534                                                                      TO YOUR PLAN
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL                                                                           1,800                 25

--------------------------------------------------------------------------------
4 Premiums due and unpaid at the end of the plan year - $
: Contract or identification number - 4-12731
--------------------------------------------------------------------------------
PART II INSURED PENSION PLANS Provide information for each contract on a separate Part II. Where individual contracts are provided, the entire group of such individual contracts with each carrier may be treated as a unit for purposes of this report.
--------------------------------------------------------------------------------
- Contract or identification number - 4-12731

-----------------------------------------------------------------------------------------------------------------------------------
5 Contracts with allocated funds, (for example, individual policies or group deferred annuity contracts):
  a State the basis of premium rates -
                                       --------------------------------------------------------------------------------------------
  b Total premiums paid to carrier......................................................................................      0
                                                                                                                         ----------
  c If the carrier, service, or other organization incurred any specific costs in connection with the acquisition or retention of the contract or policy, other than reported in 3 above, enter amount................................
                                                                                                                         ----------
    Specify nature of costs -
-----------------------------------------------------------------------------------------------------------------------------------
6 Contracts with unallocated funds, (for example, deposit administration or immediate participation guarantee contracts). Do not include portions of these contracts maintained in separate accounts:
  a Balance at the end of the previous policy year......................................................................    24,956
                                                                                                                         ----------
  b Additions: (i) Contributions deposited during year.......................................................    11,594
                                                                                                              ----------
    (ii)  Dividends and credits..............................................................................         0
                                                                                                              ----------
    (iii) Interest credited during the year..................................................................     2,026
                                                                                                              ----------
    (iv)  Transferred from separate account..................................................................         0
                                                                                                              ----------
    (v)   Other (specify) - Rollover                                                                              5,019
                            --------------------------------------------------------------------------------- ----------
    (vi)  Total additions...............................................................................................    18,639
                                                                                                                         ----------
  c Total of balance and additions (and a and b(vi))....................................................................    43,595
                                                                                                                         ----------
  d Deductions:
    (i)   Disbursed from fund to pay benefits or purchase annuities during year..............................     5,567
                                                                                                              ----------
    (ii)  Administration charge made by carrier..............................................................        11
                                                                                                              ----------
    (iii) Transferred to separate account....................................................................        19
                                                                                                              ----------
    (iv)  Other (specify) - Mkt Value Change                                                                         84
                            --------------------------------------------------------------------------------- ----------
    (v)   Total deductions..............................................................................................     5,681
                                                                                                                         ----------
  e Balance at end of current policy year (subtract d(v) from c)                                                            37,914
-----------------------------------------------------------------------------------------------------------------------------------
7 Separate accounts: Current value of plan's interest in separate accounts at year end..................................   167,963
-----------------------------------------------------------------------------------------------------------------------------------

FOR PAPERWORK REDUCTION ACT NOTICE, SEE PAGE 1 OF THE INSTRUCTIONS FOR
FORM 5500 OR 5500-C/R         Cat. No. 135051       SCHEDULE A (FORM 5500) 1996

GROUP CONTRACT 4-12731              SCHEDULE A (FORM 5500) SUPPLEMENT


PLAN NAME
ROCKY MOUNTAIN CHOCOLATE                  PLAN SPONSOR
FACTORY, INC. 401(K) PLAN                 EIN 84 0910696   PLAN NO. 001


CERTIFICATION

This Schedule A and supplement which is provided by Principal Mutual Life Insurance Company, is certified to be complete and accurate according to the best of our knowledge.

  6-17-97                            /s/ JULIE C. HUDSON
------------                         ---------------------
  DATE                               SIGNATURE




                                                                                                           |   OMB No. 1210-0016
SCHEDULE P                 |                            ANNUAL RETURN OF FIDUCIARY                         |----------------------
(FORM 5500)                |                          OF EMPLOYEE BENEFIT TRUST                            |         1996
                           |                                                                               |----------------------
Department of the Treasury | FILE AS AN ATTACHMENT TO FORM 5500, 5500-C/R, or 5500-EZ.                     | This Form is Open to
Internal Revenue Service   | FOR THE PAPERWORK REDUCTION NOTICE, SEE PAGE 1 OF THE FORM 5500 INSTRUCTIONS. |  Public Inspection
----------------------------------------------------------------------------------------------------------------------------------

For trust calendar year 1996 or fiscal year beginning March 1, 1996, and ending February 28, 1997.
----------------------------------------------------------------------------------------------------------------------------------
P   | 1a Name of trustee or custodian
L   | TRUSTEE OF ROCKY MOUNTAIN CHOCOLATE
E   | FACTORY, INC. 401(K) PLAN
A   |-----------------------------------------------------------------------------------------------------------------------------
S   |  b Number, street, and room or suite no. (if a P.O. box, see the instructions for Form 5500, 5500-C/R, or 5500-EZ.)
E   |
    |  265 TURNER DRIVE
T   |-----------------------------------------------------------------------------------------------------------------------------
Y   |  c City or town, state, and ZIP code
P   |
E   |  DURANGO, CO 81301-0000
    |-----------------------------------------------------------------------------------------------------------------------------
O   | 2a Name of trust                                            b  Trust's employer identification number
R   |    TRUST FOR ROCKY MOUNTAIN CHOCOLATE
    |    FACTORY, INC. 401(K) PLAN                                   42|0127290
P   |-----------------------------------------------------------------------------------------------------------------------------
R   | 3  Name of plan if different from name of trust
I   |    ROCKY MOUNTAIN CHOCOLATE
N   |    FACTORY, INC. 401(K) PLAN
T   |
----------------------------------------------------------------------------------------------------------------------------------
4  Have you furnished the participating employee benefit plan(s) with the trust
   financial information required to be reported by the plan(s)?................................................ /X/ Yes    No / /
----------------------------------------------------------------------------------------------------------------------------------
5  Enter the plan sponsor's employer identification number as shown on     |
   Form 5500, 5500-C/R, or 5500-EZ........................................ |   84|0910696
----------------------------------------------------------------------------------------------------------------------------------
Under penalties of perjury, I declare that I have examined this schedule, and to the best of my knowledge and belief it is true, correct, and complete.


SIGNATURE OF FIDUCIARY >                                          DATE >
----------------------------------------------------------------------------------------------------------------------------------

INSTRUCTIONS

SECTION REFERENCES ARE TO THE INTERNAL REVENUE CODE.

PURPOSE OF FORM

You may use this schedule to satisfy the requirements under section 6033(a) for an annual information return from every section
401(a) organization exempt from tax under section 501(a).

     Filing this form will start the running of the statute of limitations under section 6501(a) for any trust described in section 401(a), which is exempt from tax under section 501(a).

WHO MAY FILE

  1. Every trustee of a trust created as part of an employee benefit plan as described in section 401(a).

  2. Every custodian of a custodial account described in section 401(f).

HOW TO FILE

File Schedule P (Form 5500) for the trust year ending with or within any participating plan's plan year. Attach it to the Form
5500, 5500-C/R, or 5500-EZ filed by the plan for that plan year. A separately filed Schedule P (Form 5500) will not be accepted.

     If the trust or custodial account is used by more than one plan, file one Schedule P (Form 5500). If a plan uses more than one trust or custodial account for its funds, file one Schedule P (Form 5500) for each trust or custodial account.

TRUST'S EMPLOYER IDENTIFICATION NUMBER

Enter the trust employer identification number (EIN) assigned to the employee benefit trust or custodial account, if one has been issued to you. The trust EIN should be used for transactions conducted for the trust. If you do not have a trust EIN, enter the EIN you would use on Form 1099-R to report distributions from employee benefit plans and on Form 945 to report withheld amounts of income tax from those payments.

NOTE:  TRUSTEES WHO DO NOT HAVE AN EIN MAY APPLY FOR ONE ON FORM SS-4, APPLICATION FOR EMPLOYER IDENTIFICATION NUMBER. YOU MUST
BE CONSISTENT AND USE THE SAME EIN FOR ALL TRUST REPORTING PURPOSES.

SIGNATURE

The fiduciary (trustee or custodian) must sign this schedule. If there is more than one fiduciary, the fiduciary authorized by the others may sign.

OTHER RETURNS AND FORMS THAT MAY BE REQUIRED

- FORM 990-T--For trusts described in section 401(a), a tax is imposed on income derived from business that is unrelated to the purpose for which the trust received a tax exemption. Report this income and tax on FORM 990-T, Exempt Organization Business
Income Tax Return. (See sections 511 through 514 and the related regulations.)

- FORM 1099-R--If you made payments or distributions to individual beneficiaries of a plan, report those payments on Form
1099-R. (See the instructions for Forms 1099, 1098, 5498, and W-2G.)

- FORM 945--If you made payments or distributions to individual beneficiaries of a plan, you may be required to withhold income tax from those payments. Use FORM 945, Annual Return of Withheld Federal Income Tax, to report taxes withheld from nonpayroll items. (See CIRCULAR E, Employer's Tax Guide (Pub. 15), for more information.)
----------------------------------------------------------------------------------------------------------------------------------
D132                                      Cat. No. 13504X                                              SCHEDULE P (FORM 5500) 1996
